UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2014

NORTHERN POWER SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-55184	Pending
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road

Barre, Vermont 05641

(Address of principal executive offices)

(802) 461-2955

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 16, 2014, Northern Power Systems Corp. issued a press release with respect to the completion of a qualifying transaction in Canada and concurrent C$24.5 million financing. A copy of the press release is furnished herewith as Exhibit 99.1. On April 25, 2014, Northern Power Systems Corp. issued a press release with respect to the commencement of trading of its common shares on the Toronto Stock Exchange. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated April 16, 2014 issued by Northern Power Systems Corp.

99.2	Press release dated April 25, 2014 issued by Northern Power Systems Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

Date: April 30, 2014	By:	/s/ Elliot J. Mark
		Name:	Elliot J. Mark
		Title:	Vice President and General Counsel

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